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Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Alderwoods Group, Inc.:

        Under date of March 24, 2005, we reported on the consolidated balance sheets of Alderwoods Group, Inc. as at January 1, 2005 and January 3, 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the fifty-two weeks ended January 1, 2005, fifty-three weeks ended January 3, 2004, and fifty-two weeks ended December 28, 2002, as included in the Registration Statement on Form S-4. In connection with our audits of the aforementioned consolidated financial statements, we also have audited the related supplemental note entitled "Condensed Consolidating Guarantor Financial Information" as set forth in the Registration Statement. This supplemental note is the responsibility of the Company's management. Our responsibility is to express an opinion on this supplemental note based on our audits.

        In our opinion, such supplemental note, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

        Our report on the consolidated financial statements of Alderwoods Group, Inc. refers to a change in the method of accounting for the recognition of interests in variable interest entities and for insurance funded pre-need funeral contracts.

/s/ KPMG LLP
Chartered Accountants

Vancouver, Canada
March 24, 2005

        The following presents the condensed consolidating guarantor financial information as of March 26, 2005 (unaudited), January 1, 2005 and January 3, 2004 and for the 12 weeks ended March 26, 2005 (unaudited) and March 27, 2004 (unaudited) and the 52 weeks ended January 1, 2005, the 53 weeks ended January 3, 2004 and the 52 weeks ended December 28, 2002 for the direct and indirect domestic subsidiaries of the Company that serve as guarantors of the 7.75% senior unsecured notes due in 2012, and the Company's subsidiaries that do not serve as guarantors. Non-guarantor subsidiaries include the Canadian and Puerto Rican subsidiaries, insurance subsidiaries and certain domestic subsidiaries that are prohibited by law from guaranteeing the 7.75% senior unsecured notes due in 2012.

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING BALANCE SHEETS (unaudited)

Expressed in thousands of dollars

	March 26, 2005
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
ASSETS
Cash and cash equivalents	$—	$18,848	$(1,970)	$—	$16,878
Other current assets	—	73,393	12,933	—	86,326
Assets held for sale	—	32,559	34,802	(18,278)	49,083
Pre-need funeral receivables and trust investments	—	260,914	286,353	(214,477)	332,790
Pre-need cemetery receivables and trust investments	—	278,456	268,136	(242,040)	304,552
Property and equipment and cemetery property	—	548,443	100,121	—	648,564
Insurance invested assets	—	—	257,947	—	257,947
Goodwill	—	272,224	48,857	—	321,081
Investment in subsidiaries	1,012,969	(98,503)	—	(914,466)	—
Cemetery perpetual care trust investments	—	—	245,845	—	245,845
Other assets	9,368	17,491	23,055	—	49,914

Total assets	$1,022,337	$1,403,825	$1,276,079	$(1,389,261)	$2,312,980

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Current liabilities	$45,607	$76,769	$13,862	$—	$136,238
Current maturities of long-term debt	—	2,650	1,586	—	4,236
Intercompany, net of investments in and advances to affiliates	(7,579)	(53,818)	187,394	(125,997)	—
Liabilities associated with assets held for sale	—	25,213	29,356	(18,278)	36,291
Long-term debt	420,707	7,015	23		427,745
Deferred pre-need funeral and cemetery contract revenue and non-controlling interest in funeral and cemetery trusts	—	519,670	567,356	(456,518)	630,508
Insurance policy liabilities	—	—	226,319	—	226,319
Other liabilities	16	29,701	7,296	—	37,013
Non-controlling interest in perpetual care trusts	—	—	251,044	—	251,044
Stockholders' equity	563,586	796,625	(8,157)	(788,468)	563,586

Total liabilities and stockholders' equity	$1,022,337	$1,403,825	$1,276,079	$(1,389,261)	$2,312,980

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

Expressed in thousands of dollars

	January 1, 2005
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
ASSETS
Cash and cash equivalents	$—	$6,385	$2,994	$—	$9,379
Other current assets	—	98,757	12,038	—	110,795
Assets held for sale	—	34,780	72,649	(22,288)	85,141
Pre-need funeral receivables and trust investments	—	261,514	292,069	(217,607)	335,976
Pre-need cemetery receivables and trust investments	—	281,372	271,003	(242,784)	309,591
Property and equipment and cemetery property	—	556,872	101,626	—	658,498
Insurance invested assets	—	—	250,785	—	250,785
Goodwill	—	274,691	46,443	—	321,134
Investment in subsidiaries	995,959	(98,582)	—	(897,377)	—
Cemetery perpetual care trust investments	—	—	245,225	—	245,225
Other assets	10,339	16,587	18,978	—	45,904

Total assets	$1,006,298	$1,432,376	$1,313,810	$(1,380,056)	$2,372,428

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Current liabilities	$42,827	$84,007	$13,773	$—	$140,607
Current maturities of long-term debt	4,509	2,838	1,736	—	9,083
Intercompany, net of investments in and advances to affiliates	(43,792)	(28,861)	184,458	(111,805)	—
Liabilities associated with assets held for sale	—	26,468	59,201	(22,288)	63,381
Long-term debt	446,826	7,708	23	—	454,557
Deferred pre-need funeral and cemetery contract revenue and non-controlling interest in funeral and cemetery trusts	—	519,264	575,868	(460,391)	634,741
Insurance policy liabilities	—	—	214,745	—	214,745
Other liabilities	16	29,360	12,885	—	42,261
Non-controlling interest in perpetual care trusts	—	—	257,141	—	257,141
Stockholders' equity	555,912	791,592	(6,020)	(785,572)	555,912

Total liabilities and stockholders' equity	$1,006,298	$1,432,376	$1,313,810	$(1,380,056)	$2,372,428

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

Expressed in thousands of dollars

	January 3, 2004
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
ASSETS
Cash and cash equivalents	$—	$36,270	$5,342	$—	$41,612
Other current assets	—	87,975	12,907	—	100,882
Assets held for sale	—	140,655	305,086	(3,979)	441,762
Pre-need funeral receivables and trust investments	—	273,788	60,942	—	334,730
Pre-need cemetery receivables and trust investments	—	299,277	13,743	—	313,020
Property and equipment and cemetery property	—	575,459	90,421	—	665,880
Insurance invested assets	—	—	196,440	—	196,440
Goodwill	—	274,690	45,950	—	320,640
Investment in subsidiaries	964,807	(94,466)	—	(870,341)	—
Other assets	8,072	17,240	12,725	—	38,037

Total assets	$972,879	$1,610,888	$743,556	$(874,320)	$2,453,003

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Current liabilities	$57,621	$82,257	$14,405	$—	$154,283
Current maturities of long-term debt	—	10,393	503	—	10,896
Intercompany, net of investments in and advances to affiliates	(237,405)	110,896	191,788	(65,279)	—
Liabilities associated with assets held for sale	—	85,853	227,405	—	313,258
Long-term debt	607,770	14,514	1,651	(3,979)	619,956
Deferred pre-need funeral and cemetery contract revenue and non-controlling interest in funeral and cemetery trusts	—	512,766	87,898	—	600,664
Insurance policy liabilities	—	—	172,209	—	172,209
Other liabilities	—	29,712	7,132	—	36,844
Stockholders' equity	544,893	764,497	40,565	(805,062)	544,893

Total liabilities and stockholders' equity	$972,879	$1,610,888	$743,556	$(874,320)	$2,453,003

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS (unaudited)

Expressed in thousands of dollars

	12 Weeks Ended March 26, 2005
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
Revenues	$—	$140,269	$43,527	$—	$183,796
Costs and expenses	—	109,857	37,638	—	147,495
General and administrative expenses	(81)	(1,135)	11,859	—	10,643
Provision for asset impairment	—	(734)	(21)	—	(755)

Income (loss) from operations	81	32,281	(5,949)	—	26,413
Interest on long-term debt	7,310	187	40	(21)	7,516
Intercompany charges	2,209	6,483	(8,692)	—	—
Other expense (income), net	—	(5,928)	128	—	(5,800)

Income (loss) before income taxes	(9,438)	31,539	2,575	21	24,697
Income taxes	176	23,955	1,253	(14,192)	11,192

Net income (loss) from continuing operations	(9,614)	7,584	1,322	14,213	13,505

Equity in subsidiaries	22,749	78	—	(22,827)	—
Discontinued operations
Loss from discontinued operations	—	(81)	(267)	(21)	(369)
Income taxes	—	—	—	—	—

Net loss from discontinued operations	—	(81)	(267)	(21)	(369)

Net income	$13,135	$7,581	$1,055	$(8,635)	$13,136

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS (unaudited)

Expressed in thousands of dollars

	12 Weeks Ended March 27, 2004
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
Revenues	$—	$138,214	$38,620	$—	$176,834
Costs and expenses	—	108,899	33,127		142,026
General and administrative expenses	1	1,076	10,621		11,698
Provision for asset impairment	—	1,888	100		1,988

Income (loss) from operations	(1)	26,351	(5,228)	—	21,122
Interest on long-term debt	5,788	391	56	(971)	5,264
Intercompany charges	1,581	6,215	(7,796)
Other expense (income), net	—	(1,233)	135	—	(1,098)

Income (loss) before income taxes	(7,370)	20,978	2,377	971	16,956
Income taxes	23	14,144	1,331	(9,910)	5,588

Net income (loss) from continuing operations	(7,393)	6,834	1,046	10,881	11,368

Equity in subsidiaries	12,230	(593)	—	(11,637)	—
Discontinued operations
Income (loss) from discontinued operations	—	(9,636)	1,407	(971)	(9,200)
Income taxes	—	(3,717)	1,048		(2,669)

Net income (loss) from discontinued operations	—	(5,919)	359	(971)	(6,531)

Net income	$4,837	$322	$1,405	$(1,727)	$4,837

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

Expressed in thousands of dollars

	52 Weeks Ended January 1, 2005
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
Revenues	$—	$554,199	$162,591	$—	$716,790
Costs and expenses	—	449,606	142,374	—	591,980
General and administrative expenses	(362)	2,591	48,989	—	51,218
Provision for asset impairment	—	1,418	504	—	1,922

Income (loss) from operations	362	100,584	(29,276)	—	71,670
Interest on long-term debt	80,264	1,222	223	(3,630)	78,079
Intercompany charges	11,321	22,909	(34,230)	—	—
Other expense (income), net	—	(1,564)	401	—	(1,163)

Income (loss) before income taxes	(91,223)	78,017	4,330	3,630	(5,246)
Income taxes	(5,848)	48,606	2,315	(46,526)	(1,453)

Net income (loss) from continuing operations	(85,375)	29,411	2,015	50,156	(3,793)

Equity in subsidiaries	94,724	(4,116)	—	(90,608)	—
Discontinued operations
Income from discontinued operations	—	571	22,689	(3,630)	19,630
Income taxes	—	1	6,487	—	6,488

Net income from discontinued operations	—	570	16,202	(3,630)	13,142

Net income	$9,349	$25,865	$18,217	$(44,082)	$9,349

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

Expressed in thousands of dollars

	53 Weeks Ended January 3, 2004
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
Revenues	$—	$575,336	$144,945	$—	$720,281
Costs and expenses	—	450,327	126,010	—	576,337
General and administrative expenses	(2,789)	12,180	46,890	—	56,281
Provision for asset impairment	—	4,549	(154)	—	4,395

Income (loss) from operations	2,789	108,280	(27,801)	—	83,268
Interest on long-term debt	65,051	11,499	1,281	(1,378)	76,453
Intercompany charges	20,308	(71,061)	50,754	(1)	—
Other expense (income), net	—	1,995	2,061	—	4,056

Income (loss) before income taxes	(82,570)	165,847	(81,897)	1,379	2,759
Income taxes	(8,162)	65,162	1,794	(65,279)	(6,485)

Net income (loss) from continuing operations	(74,408)	100,685	(83,691)	66,658	9,244
Equity in subsidiaries	85,215	905	—	(86,120)	—

Discontinued operations
Income (loss) from discontinued operations	—	(12,185)	19,548	(1,378)	5,985
Income taxes	—	—	4,422	—	4,422

Net income (loss) from discontinued operations	—	(12,185)	15,126	(1,378)	1,563

Net income (loss)	$10,807	$89,405	$(68,565)	$(20,840)	$10,807

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

Expressed in thousands of dollars

	52 Weeks Ended December 28, 2002
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
Revenues	$—	$563,374	$128,623	$—	$691,997
Costs and expenses	—	452,110	113,540	—	565,650
General and administrative	—	2,435	40,753	—	43,188
Provision for goodwill impairment	—	228,076	205	—	228,281
Provision for asset impairment	—	790	(227)	—	563

Loss from operations	—	(120,037)	(25,648)	—	(145,685)
Interest on long-term debt	70,362	14,528	160	—	85,050
Intercompany charges	—	152,178	(152,178)	—	—
Other expense (income), net	—	(3,770)	(2,925)	—	(6,695)

Income (loss) before income taxes	(70,362)	(282,973)	129,295	—	(224,040)
Income taxes	37	(1,157)	576	—	(544)

Net income (loss) from continuing operations	(70,399)	(281,816)	128,719	—	(223,496)

Equity in subsidiaries	(163,346)	(3,504)	—	166,850	—
Discontinued operations
Income (loss) from discontinued operations	—	(11,989)	7,245	—	(4,744)
Income taxes	—	—	5,504	—	5,504

Net income (loss) from discontinued operations	—	(11,989)	1,741	—	(10,248)

Net income (loss)	$(233,745)	$(297,309)	$130,460	$166,850	$(233,744)

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (unaudited)

Expressed in thousands of dollars

	12 Weeks Ended March 26, 2005
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
CASH PROVIDED BY (APPLIED TO)
Cash flows from operating activities of continuing operations	$30,641	$4,947	$6,107	$21	$41,716
Cash flows from operating activities of discontinued operations	—	777	(36)	(21)	720
Cash flows from investing activities of continuing operations	—	7,526	(11,926)	—	(4,400)
Cash flows from investing activities of discontinued operations	—	95	1,068	—	1,163
Cash flows from financing activities of continuing operations	(30,641)	(881)	(130)	—	(31,652)
Cash flows from financing activities of discontinued operations	—	—	(48)	—	(48)

Increase (decrease) in cash and cash equivalents	—	12,464	(4,965)	—	7,499
Cash and cash equivalents, beginning of period	—	6,384	2,995	—	9,379

Cash and cash equivalents, end of period	$—	$18,848	$(1,970)	$—	$16,878

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (unaudited)

Expressed in thousands of dollars

	12 Weeks Ended March 27, 2004
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
CASH PROVIDED BY (APPLIED TO)
Cash flows from operating activities of continuing operations	$4,017	$(8,931)	$8,852	$971	$4,909
Cash flows from operating activities of discontinued operations	—	(352)	2,278	(1,052)	874
Cash flows from investing activities of continuing operations	—	8,160	(9,829)	—	(1,669)
Cash flows from investing activities of discontinued operations	—	1,942	(2,819)	—	(877)
Cash flows from financing activities of continuing operations	(4,017)	(5,295)	(118)	81	(9,349)
Cash flows from financing activities of discontinued operations	—	(48)	(43)	—	(91)

Decrease in cash and cash equivalents	—	(4,524)	(1,679)	—	(6,203)
Cash and cash equivalents, beginning of period	—	36,272	5,340	—	41,612

Cash and cash equivalents, end of period	$—	$31,748	$3,661	$—	$35,409

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

Expressed in thousands of dollars

	52 Weeks Ended January 1, 2005
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
CASH PROVIDED BY (APPLIED TO)
Cash flows from operating activities of continuing operations	$116,629	$(57,686)	$41,154	$3,630	$103,727
Cash flows from operating activities of discontinued operations	—	17,528	5,943	(7,609)	15,862
Cash flows from investing activities of continuing operations	65,000	(4,088)	(63,761)	(65,000)	(67,849)
Cash flows from investing activities of discontinued operations	—	29,070	79,905	—	108,975
Cash flows from financing activities of continuing operations	(181,629)	(14,355)	(65,503)	68,979	(192,508)
Cash flows from financing activities of discontinued operations	—	(351)	(89)	—	(440)

Decrease in cash and cash equivalents	—	(29,882)	(2,351)		(32,233)
Cash and cash equivalents, beginning of period	—	36,267	5,345		41,612

Cash and cash equivalents, end of period	$—	$6,385	$2,994	$—	$9,379

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

Expressed in thousands of dollars
(unaudited)

	53 Weeks Ended January 3, 2004
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
CASH PROVIDED BY (APPLIED TO)
Cash flows from operating activities of continuing operations	$(19,653)	$142,217	$13,355	$1,378	$137,297
Cash flows from operating activities of discontinued operations	—	9,253	10,910	(1,685)	18,478
Cash flows from investing activities of continuing operations	10,000	(11,412)	(41,995)	(10,000)	(53,407)
Cash flows from investing activities of discontinued operations	—	8,239	15,455	—	23,694
Cash flows from financing activities of continuing operations	9,653	(147,911)	(434)	10,307	(128,385)
Cash flows from financing activities of discontinued operations	—	(205)	(1,972)	—	(2,177)

Increase (decrease) in cash and cash equivalents	—	181	(4,681)	—	(4,500)
Cash and cash equivalents, beginning of period	—	36,089	10,023		46,112

Cash and cash equivalents, end of period	$—	$36,270	$5,342	$—	$41,612

ALDERWOODS GROUP, INC.

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

Expressed in thousands of dollars

	52 Weeks Ended December 28, 2002
	Parent Company	Guarantors	Non-guarantors	Consolidating Adjustments	Consolidated Totals
CASH PROVIDED BY (APPLIED TO)
Cash flows from operating activities of continuing operations	$64,599	$(13,345)	$15,252	$—	$66,506
Cash flows from operating activities of discontinued operations	—	(9,171)	12,313	(964)	2,178
Cash flows from investing activities of continuing operations	—	(11,056)	(36,593)	—	(47,649)
Cash flows from investing activities of discontinued operations	—	6,933	(1,839)	—	5,094
Cash flows from financing activities of continuing operations	(64,599)	(15,744)	(462)	964	(79,841)
Cash flows from financing activities of discontinued operations	—	(1,035)	(702)	—	(1,737)

Decrease in cash and cash equivalents	—	(43,418)	(12,031)	—	(55,449)
Cash and cash equivalents, beginning of period	—	79,507	22,054	—	101,561

Cash and cash equivalents, end of period	$—	$36,089	$10,023	$—	$46,112

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ALDERWOODS GROUP, INC. CONDENSED CONSOLIDATING BALANCE SHEETS (unaudited) Expressed in thousands of dollars
ALDERWOODS GROUP, INC. CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS (unaudited) Expressed in thousands of dollars
ALDERWOODS GROUP, INC. CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS (unaudited) Expressed in thousands of dollars
ALDERWOODS GROUP, INC. CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (unaudited) Expressed in thousands of dollars
ALDERWOODS GROUP, INC. CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (unaudited) Expressed in thousands of dollars